                                 Exhibit 99.3

Series 1998-2 Monthly Certificateholders' Statement for the month of August 1998

                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1998-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
   "Supplement" and together with the Pooling and Servicing Agreement, the
     Agreement) each between Proffitt's Credit Corporation as Transferor,
      Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:


      DATE OF THE CERTIFICATE                          SEPTEMBER 10, 1998
      MONTHLY PERIOD ENDING:                              AUGUST 31, 1998
      DETERMINATION DATE                               SEPTEMBER 10, 1998
      DISTRIBUTION DATE                                SEPTEMBER 15, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                General
-----------------------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                                      No          201
202  Early Amortization Period                                                                                No          202
203  Class A Investor Amount paid in full                                                                     No          203
204  Class B Investor Amount paid in full                                                                     No          204
205  Collateral Indebtedness Amount paid in full                                                              No          205
206  Proffitt's Inc. is the Servicer                                                                         Yes          206

------------------------------------------------------------------------------------------------------------------------------------
                                                Investor Amount
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    as of the end of
                                                           as of the end of prior                     the relevant
                                                               Monthly Period                         Monthly Period
                                                          -----------------------                  -------------------
207  Series 1998-2 Investor Amount                          $       261,500,000        207(a)       $     261,500,000      207(b)
208   Class A Investor Amount                               $       200,000,000        208(a)       $     200,000,000      208(b)
209   Class B Investor Amount                               $        21,000,000        209(a)       $      21,500,000      209(b)
210   Collateral Indebtedness Amount                        $        24,000,000        210(a)       $      24,000,000      210(b)
211   Class D Investor Amount                               $        16,000,000        211(a)       $      16,000,000      211(b)

212  Series 1998-2 Adjusted Investor Amount                 $       261,500,000        212(a)       $     261,500,000      212(b)
213   Class A Adjusted Investor Amount                      $       200,000,000        213(a)       $     200,000,000      213(b)
214    Principal Account Balance                            $                 -        214(a)       $               -      214(b)
215   Class B Adjusted Investor Amount                      $        21,000,000        215(a)       $      21,500,000      215(b)

216   Class A Certificate Rate                                                                               6.00%         216
217   Class B Certificate Rate                                                                               6.15%         217
218   Collateral Indebtedness Interest Rate                                                                 6.39063%       218
219   Class D Certificate Rate                                                                              6.64063%       219
220  Weighted average interest rate for Series 1998-2                                                        6.09%         220

                                                                                                        as of the end of
                                                              as of the end of prior                      the relevant
                                                                   Monthly Period                         Monthly Period
                                                             ------------------------                  -------------------
221  Series 1998-2 Investor Percentage with respect to
     Finance Charge Receivables                                        40.16%          221(a)                39.39%        221(b)
222     Class A                                                        30.72%          222(a)                30.13%        222(b)
223     Class B                                                         3.30%          223(a)                 3.24%        223(b)
224     Collateral Indebtedness Amount                                  3.69%          224(a)                 3.62%        224(b)
225     Class D                                                         2.46%          225(a)                 2.41%        225(b)

226  Series 1998-2 Investor Percentage with respect to Principal
     Receivables                                                       40.16%          226(a)                39.39%        226(b)
227     Class A                                                        30.72%          227(a)                30.13%        227(b)
228     Class B                                                         3.30%          228(a)                 3.24%        228(b)
229     Collateral Indebtedness Amount                                  3.69%          229(a)                 3.62%        229(b)
230     Class D                                                         2.46%          230(a)                 2.41%        230(b)

231  Series 1998-2 Investor Percentage with respect to
     Allocable Amounts                                                 40.16%          231(a)                39.39%        231(b)
232     Class A                                                        30.72%          232(a)                30.13%        232(b)
233     Class B                                                         3.30%          233(a)                 3.24%        233(b)
234     Collateral Indebtedness Amount                                  3.69%          234(a)                 3.62%        234(b)
235     Class D                                                         2.46%          235(a)                 2.41%        235(b)

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                                Series 1998-2 Investor Distributions
------------------------------------------------------------------------------------------------------------------------------------

236  The sum of the daily allocations of collections of Principal
     Receivables for the relevant Monthly Period                                                    $           -          236


 237      Class A distribution of collections of Principal Receivables per $1,000 of original
       principal amount                                                                             $         -         237

 238      Class B distribution of collections of Principal Receivables per $1,000 of original
       principal amount                                                                             $         -         238

 239      Collateral Indebtedness Amount distribution of collections of Principal Receivables
       per $1,000 of original principal amount                                                       $        -         239

 240      Class D distribution of collections of Principal Receivables per $1,000 of original
       principal amount                                                                              $        -         240

 241      Class A distribution attributable to interest per $1,000 of original principal amount      $     5.00         241

 242      Class B distribution attributable to interest per $1,000 of original principal amount      $     5.13         242

 243      Collateral Indebtedness Amount distribution attributable to interest per $1,000 of
       original principal amount                                                                     $     5.15         243

 244      Class D distribution attributable to interest per $1,000 of original principal amount      $        -         244

 245   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original
       principal amount                                                                              $     1.67         245

----------------------------------------------------------------------------------------------------------------------------
                                Collections Allocated to Series 1998-2
----------------------------------------------------------------------------------------------------------------------------
 246   Series allocation of collections of Principal Receivables                                     $    46,078,685    246
 247      Class A                                                                                    $    35,241,824    247
 248      Class B                                                                                    $     3,788,496    248
 249      Collateral Indebtedness Amount                                                             $     4,229,019    249
 250      Class D                                                                                    $     2,819,346    250

 251   Series allocation of collections of Finance Charge Receivables                                $     5,357,634    251
 252      Class A                                                                                    $     4,097,617    252
 253      Class B                                                                                    $       440,494    253
 254      Collateral Indebtedness Amount                                                             $       491,714    254
 255      Class D                                                                                    $       327,809    255

       Available Funds
       ---------------
 256      Class A Available Funds                                                                   $      4,097,617    256

 257      The amount to be withdrawn from the Reserve Account to be included in Class
       A Available funds                                                                            $              -    257

 258      Principal Investment Proceeds to be included in Class A Available Funds                   $              -    258

 259      The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available Funds                                                          $              -    259

 260       Class B Available Funds                                                                  $        440,494    260
 261       The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                              $              -    261

 262       Principal Investment Proceeds to be included in Class B Available Funds                  $              -    262

 263       The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B Available Funds                                            $              -    263

 264   Collateral Available Funds                                                                   $        491,714    264

 265   Class D Available Funds                                                                      $        327,809    265

----------------------------------------------------------------------------------------------------------------------------
                                      Application of Collections
----------------------------------------------------------------------------------------------------------------------------
           Class A
           -------
 266      Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid, plus any additional interest
       with respect to interest amounts that were due but not paid on a prior Distribution Date            1,000,000    266

 267       If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                              $              -    267

 268   Class A Allocable Amount                                                                     $        682,676    268

 269   An amount to be included in the Excess Spread                                                $      2,414,941    269

Class B
-------

 270       Class B Monthly Interest for the related Distribution Date, plus the amount of
           any Class B Monthly Interest previously due but not paid plus any additional               $     110,188      270
           interest with respect to interest amounts that were due but not paid on a prior
           Distribution date
 271       If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B
           Servicing fee for the related Distribution Date                                            $           -      271
 272       An amount to be included in the Excess Spread                                              $     330,306      272

           Collateral
           ----------
 273       If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
           Servicing fee for the related Distribution Date                                            $           -      273
 274       An amount to be included in the Excess Spread                                              $     491,714      274

           Class D
           -------
 275       If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
           Servicing fee for the related Distribution Date                                            $           -      275
 276       An amount to be included in the Excess Spread                                              $     327,809      276

 277       Available Excess Spread                                                                    $   3,564,771      277
 278       Available Shared Excess Finance Charge Collections                                         $           -      278
 279       Total Cash Flow available for 1998-2 waterfall                                             $   3,564,771      279

 280       Class A Required Amount is to be used to fund any deficiency in line266,
           line267 and line268                                                                        $            -     280
 281       The aggregate amount of Class A Investor Charge Offs which have not been
           previously reimbursed                                                                      $            -     281
 282       Class B Required Amount to the extent attributable to line270, and line271                 $            -     282
 283       Class B Allocable Amount                                                                   $       73,388     283
 284       Any remaining portion of the Class B Required Amount                                       $            -     284
           An amount equal to any unreimbursed reductions of the Class B Investor
 285       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated                 $            -     285
           Principal Collections; (iii) reallocations of the Class B Investor Amount to the
           Class A Investor Amount
 286       Collateral Monthly Interest for the related Distribution Date plus Collateral
           Monthly Interest previously  due but not paid to the Collateral Indebtedness               $      123,552     286
           Holder plus Collateral Additional Interest
 287       Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
           Fee due for the relevant Monthly Period and not paid above                                 $      409,167     287
 288       Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
           Fee due but not distributed to the Servicer for prior Monthly Periods                      $            -     288
 289       Collateral Allocable Amount                                                                $       81,921     289
 290       Any unreimbursed reductions of the Collateral Indebtedness Amount
           (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)  $            -     290
           reallocations of the CIA to the Class A or Class B Investor Amount
 291       The excess, if any, of the Required Cash Collateral Amount over the
           Available Collateral Amount                                                                $            -     291
 292       An amount equal to Class D Monthly Interest due but not paid to the Class D
           Certificateholders plus Class D Additional Interest                                        $       85,590     292
 293       Class D Servicing Fee due for the relevant Monthly Period and not paid above               $       26,667     293
 294       Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods    $            -     294
 295       Class D Allocable Amount                                                                   $       54,614     295
 296       Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
           (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)            $            -     296
           reallocations of the Class D Investor Amount to the Class A or Class B
           Investor Amount or CIA
 297       Aggregate amount of any other amounts due to the Collateral Indebtedness
           Holder pursuant to the Loan Agreement                                                      $            -     297
 298       Excess, if any, of the Required Reserve Account Amount over the amount on
           deposit in the Reserve Account                                                             $            -     298
 299       Shared Excess Finance Charge Collections                                                   $    2,709,872     299

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                                  Determination of Monthly Principal
------------------------------------------------------------------------------------------------------------------------------------

 300       Class A Monthly Principal (the least of line#301, line#302 and line#208)                   $            -     300
 301          Available Principal Collections held in the Collection Account                          $   46,078,685     301
 302          Class A Accumulation Amount                                                             $            -     302

 303       Class B Monthly Principal (the least of line#304, line#305 and line#209)                 $            -     303
           (distributable only after payout of Class A)
 304          Available Principal Collections held in the Collection Account less portion of        $    46,078,685    304
           such Collections applied to Class A Monthly Principal
 305          Class B Accumulation Amount                                                           $             -    305

 306       Collateral Monthly Principal (prior to payout of Class B) (the least of line#307         $             -    306
           and line#308)
 307          Available Principal Collections held in the Collection Account less portion of        $    46,078,685    307
           such Collections applied to Class A and Class B Monthly Principal
 308          Enhancement Surplus                                                                   $             -    308

 309       Class D Monthly Principal                                                                $             -    309
 310          Available Principal Collections held in the Collection Account less portion of        $    46,078,685    310
           such Collections applied to Class A, Class B or collateral Monthly Principal


-----------------------------------------------------------------------------------------------------------------------------
                                     Available Enhancement Amount
-----------------------------------------------------------------------------------------------------------------------------
 311       Available Enhancement Amount                                                             $    40,000,000    311
 312          Amount on Deposit in the Cash Collateral Account                                      $             -    312

-----------------------------------------------------------------------------------------------------------------------------
                                   Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------
 313       Reallocated Principal Collections                                                        $             -    313
 314          Class D Principal Collections (to the extent needed to fund Required Amounts)         $             -    314
 315          Collateral Principal Collections (to the extent needed to fund Required Amounts)      $             -    315
 316          Class B Principal Collections (to the extent needed to fund Required Amounts)         $             -    316

-----------------------------------------------------------------------------------------------------------------------------
                  Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------
                                                                           %                         Amount
                                                                    --------------               ------------------
 317       Series 1998-2 Default Amount                                40.16%          317(a)    $          892,599    317(b)
 318       Class A Investor Default Amount                             30.72%          318(a)    $          682,676    318(b)
 319       Class B Investor Default Amount                              3.30%          319(a)    $           73,388    319(b)
 320       Collateral Default Amount                                    3.69%          320(a)    $           81,921    320(b)
 321       Class D Investor Default Amount                              2.46%          321(a)    $           54,614    321(b)

 322       Series 1998-2 Adjustment Amount                                                       $                -    322
 323       Class A Adjustment Amount                                                             $                -    323
 324       Class B Adjustment Amount                                                             $                -    324
 325       Collateral Adjustment Amount                                                          $                -    325
 326       Class D Adjustment Amount                                                             $                -    326

 327       Series 1998-2 Allocable Amount                                                        $          892,599    327
 328          Class A Allocable Amount                                                           $          682,676    328
 329          Class B Allocable Amount                                                           $           73,388    329
 330          Collateral Allocable Amount                                                        $           81,921    330
 331          Class D Allocable Amount                                                           $           54,614    331

-----------------------------------------------------------------------------------------------------------------------------
                                           Required Amounts
-----------------------------------------------------------------------------------------------------------------------------
 332       Class A Required Amount                                                               $                -    332
 333          Class A Monthly Interest for current Distribution Date                             $        1,000,000    333
 334          Class A Monthly Interest previously due but not paid                               $                -    334
 335          Class A Additional Interest for prior Monthly Period or previously due but         $                -    335
           not paid
 336          Class A Allocable Amount for current Distribution Date                             $                -    336
 337          Class A Servicing Fee (if Proffitt's is no longer the Servicer)                    $                -    337

 338       Class B Required Amount                                                               $                -    338
 339          Class B Monthly Interest for current Distribution Date                             $          110,188    339
 340          Class B Monthly Interest previously due but not paid                               $                -    340
 341          Class B Additional Interest for prior Monthly Period or previously due but         $                -    341
          not paid
 342          Class B Servicing Fee (if Proffitt's is no longer the Servicer)                    $                -    342
 343          Excess of Class B Allocable Amount over funds available to make payments           $                -    343

 344       Collateral Required Amount                                                                    $            -     344
 345          Collateral Monthly Interest for current Distribution Date                                  $      123,552     345
 346          Collateral Monthly Interest previously due but not paid                                    $            -     346
 347          Collateral Additional Interest for prior Monthly Period or previously due but
          not paid                                                                                       $            -     347
 348          Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                         $            -     348
 349         Excess of Collateral Allocable Amount over funds available to make payments                 $            -     349

------------------------------------------------------------------------------------------------------------------------------------
                         Reduction of Investor Amounts
------------------------------------------------------------------------------------------------------------------------------------

           Class A
           -------
 350       Class A Investor Amount reduction                                                             $            -     350
 351          Class A Investor Charge Off                                                                $            -     351
 352          Reductions of the Class A Investor Amount                                                  $            -     352
           Class B
           -------
 353       Class B Investor Amount reduction                                                             $            -     353
 354          Class B Investor Charge Off                                                                $            -     354
 355          Reductions of the Class B Investor Amount                                                  $            -     355
 356          Reallocated Principal Collections applied to Class A                                       $            -     356
           Collateral
           ----------
 357       Collateral Indebtedness Amount reduction                                                       $           -     357
 358          Collateral Indebtedness Amount Charge Off                                                   $           -     358
 359          Reductions of the Collateral Indebtedness Amount                                            $           -     359
 360          Reallocated Principal Collections applied to Class B                                        $           -     360
           Class D
           -------
 361       Class D Investor Amount reduction                                                              $           -     361
 362          Class D Investor Charge Off                                                                 $           -     362
 363          Reductions of the Class D Investor Amount                                                   $           -     363
 364          Reallocated Principal Collections applied to Collateral Indebtedness Amount                 $           -     364

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                                 Servicing Fee
------------------------------------------------------------------------------------------------------------------------------------

 365       Series 1998-2 Servicing Fee                                                                    $     435,833     365
 366          Class A Servicing Fee                                                                       $     333,333     366
 367          Class B Servicing Fee                                                                       $      35,833     367
 368          Collateral Servicing Fee                                                                    $      40,000     368
 369          Class D Servicing Fee                                                                       $      26,667     369

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                                Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

 370       Required Reserve Account Amount ( if applicable)                                                     N/A         370
 371       Reserve Account Reinvestment Rate (if applicable)                                                    N/A         371
 372       Reserve Account balance                                                                        $       -         372


 373       Accumulation Period Length                                                                        12 months      373

           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of September, 1998.

           Proffitt's, Inc.,
            as Servicer

           By   /s/ James S. Scully
             --------------------------------
           Name:  James S. Scully
           Title: Vice President and Treasurer